UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 4, 2005 (January 3, 2005)
Date of Report (Date of earliest event reported)

PENN-AMERICA GROUP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22316	23-2731409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 S. York Road, Hatboro,	19040
Pennsylvania
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 443-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

     On January 4, 2005, the Company issued a joint press release with United National Group, Ltd., in which they announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the proposed merger of the Company and an indirect subsidiary of United National Group, Ltd. expired at 11:59 p.m. on January 3, 2005, without further extension. This press release is attached hereto as an exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits

(c)	Exhibits

99.1	Press release dated January 4, 2005

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN-AMERICA GROUP, INC.
	By:	/s/ Garland P. Pezzuolo
Date: January 4, 2005		Garland P. Pezzuolo
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description
Number
99.1	Press release dated January 4, 2005.